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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2007

                             HOMETOWN BANCORP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        United States                    000-52674              02-0783010
        -------------                    ---------              ----------
(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)

                     12 Main Street, Walden, New York 12586
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (845) 778-2171
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                  -----------------------------------------

         On June 28, 2007, Walden Federal Savings and Loan Association (the Bank") and its parent holding company, Hometown Bancorp, Inc. (the "Company") (as guarantor of any payments not made by the Bank), executed three-year change in control agreements with Thomas F. Gibney, President and Chief Executive Officer of the Company and the Bank, Stephen W. Dederick, Vice President and Chief Financial Officer of the Company and the Bank, L. Bruce Lott, Senior Vice President and Chief Lending Officer of the Company and the Bank, and Judith B. Weyant, Senior Vice President, Chief Operating Officer and Corporate Secretary of the Company and the Bank. The material terms of the change in control agreements were previously disclosed in the Company's Registration Statement on Form SB-2 (File No. 333-141351) (the "Registration Statement") and a form of the change in control agreement was filed as Exhibit 10.4 to the Registration Statement.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES
                  ---------------------------------------

         On June 28, 2007, 1,309,275 shares of Company common stock, $0.01 par value, were issued to Hometown Bancorp MHC in exchange for $13,092.75. The shares held by Hometown Bancorp MHC represent 55% of the Company's outstanding stock and were issued pursuant to the exemption from registration set forth under Section 4(2) of the Securities Act of 1933, as amended.

ITEM 8.01         OTHER EVENTS
                  ------------

         On June 26, 2007, the Company announced that it had received regulatory approval to complete its stock offering, which was consummated on June 28, 2007. The Company sold 1,071,225 shares of common stock to eligible depositors of the Bank and the Walden Federal Savings and Loan Association Employee Stock Ownership Plan a price of $10.00 per share. The Company has 2,380,500 shares outstanding, including shares issued to Hometown Bancorp MHC.

         On June 29, 2007, the Company announced that shares of the Company's common stock began trading on the OTC Bulletin Board under the symbol "HTWC."

         The press releases detailing these announcements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------


         (d)      Exhibits

                  Number            Description
                  ------            -----------

                  99.1              Press release dated June 26, 2007

                  99.2              Press release dated June 29, 2007


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: July 2, 2007                     By: /s/ Thomas F. Gibney
                                           -------------------------------------
                                           Thomas F. Gibney
                                           President and Chief Executive Officer